                        TERM SHEET DATED MARCH 19, 1997

                        Green Tree Financial Corporation
     Certificates for Home Improvement and Home Equity Loans, Series 1997-A
                           $519,394,238 (Approximate)

                              Subject to Revision

SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree").
TRUSTEE:         First Trust National Association
UNDERWRITERS:    Merrill Lynch (Lead), Bear Stearns (Co), Salomon Brothers (Co).

                                 Ratings         WAL       Exp Final
                    Amount     (S&P/Fitch)   at 15% CPR    Maturity
                  -----------  -----------  -------------  ---------
  To Call:
   HI: A-1        $29,200,000  AAA/AAA               1.01         26
   HI: A-2        $18,000,000  AAA/AAA               3.01         49
   HI: A-3        $21,018,000  AAA/AAA               5.91        100
   HI: M-1        $ 6,821,000  AA/AA                 9.14        113
   HI: M-2        $ 4,264,000  A/A                   9.38        113
   HI: B-1        $ 4,051,000  BBB/BBB               5.51         98
   HI: B-2        $ 1,919,230  A-/A                  9.19        113
  To Maturity
   HI: M-1        $ 6,821,000  AA/AA                 9.90        146
   HI: M-2        $ 4,264,000  A/A                  15.36        299
   HI: B-2        $ 1,919,230  A-/A                 11.83        299

                                Ratings          WAL       Exp Final
                    Amount     (S&P/Fitch)  at 100% Base*   Maturity
                  -----------  ----------   -------------  ---------
  To Call:
   HE: A-1 ARM    $69,822,000  AAA/AAA               3.18        112
   HE: A-1        $41,500,000  AAA/AAA               0.50         11
   HE: A-2        $29,000,000  AAA/AAA               1.04         15
   HE: A-3        $94,500,000  AAA/AAA               2.00         35
   HE: A-4        $25,000,000  AAA/AAA               3.16         42
   HE: A-5        $62,522,000  AAA/AAA               5.01        106
   HE: A-6        $51,000,000  AAA/AAA               6.31        104
   HE: M-1        $23,877,000  AA/AA+                9.38        113
   HE: M-2        $15,194,000  A/A+                  9.38        113
   HE: B-1        $15,194,000  BBB/BBB+              5.05         95
   HE: B-2        $ 6,512,008  A-/A                  9.13        113
  To Maturity
   HE: M-1        $23,877,000  AA/AA+               10.60        149
   HE: M-2        $15,194,000  A/A+                 14.48        358
   HE: B-2        $ 6,512,008  A-/A                 13.01        358

----------------------
* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%. For ARM Home Equity Contracts, 100% Base assumes 25% CPR.

CUT-OFF DATE:       February 28, 1997 (or the date of origination, if later)
EXP. PRICING:       March 20, 1997
EXP. SETTLEMENT:    March 27, 1997
LEGAL FINAL:        Home Improvement (secured) - August 2023
                    Home Equity    - March 2027

INTEREST/PRINCIPAL: The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on April 15, 1997.
CROSS-
COLLATERALIZATION:  On each Payment Date the Amount Available for each Sub-Pool remaining after making distributions to the related Certificates will generally be available to make distributions to the Certificates related to the other Sub-Pool.

ERISA:              Class HI:A and Class HE:A Certificates are ERISA eligible.
                    The Class HI: M-1, HE:M-1, HI:M-2, HE:M-2, HI:B-1, HE:B-1, HI:B-2 and HE:B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".

TAX STATUS:         The Trust will elect to be treated as a REMIC for federal
                    income tax purposes.



                     HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT: Class HI:A:    20.00% subordination (Class HI:M-1, HI:M-2,
                                   HI:B-1, and HI:B-2)  & Residual (Class C)
                    Class HI:M-1:  12.00% subordination (Class HI:M-2, HI:B-1
                                   and HI:B-2) & Residual (Class C)
                    Class HI:M-2:  7.00% subordination (Class HI:B-1 and HI:B-2)
                                   & Residual (Class C)
                    Class HI:B-1:  2.25% subordination (Class HI:B-2) & Residual
                                   (Class C)
                    Class HI:B-2:  Limited Guaranty plus Residual (Class C)

DISTRIBUTIONS:      The Sub-Pool HI Amount Available will generally consist of payments made on or in respect of the Home Improvement
                    Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, and to the Class C
                    Certificateholder.

                    The Sub-Pool HI Amount Available will generally be applied first to the distributions to the Class HI:A
                    Certificateholders, then to the Class HI:M
                    Certificateholders, and then to the Class HI:B Certificateholders.

                    Class HI:A Certificates are senior to the Class HI:M and Class HI:B Certificates. Class HI:M Certificates are senior to Class HI:B Certificates.

CLASS HI:A INTEREST Interest will be paid concurrently on each Class of Class
                    HI:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                    Interest shortfalls will be carried forward, and will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

CLASS HI:A PRINCIPAL   After payment of all interest distributable to the Class
                       HI:A Certificateholders, the Sub-Pool HI Senior
                       Percentage of the Sub-Pool HI Formula Principal
                       Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1
                       Principal Balance has been reduced to zero, then to the Class HI:A-2 Certificateholders until the Class HI:A-2
                       Principal Balance has been reduced to zero, and then to the Class HI:A-3 Certificateholders until the Class HI:A-
                       3 Principal Balance has been reduced to zero.

                       The "Sub-Pool HI Formula Principal Distribution Amount" for each Payment Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the preceding month; (ii) all partial principal prepayments and principal prepayments in full received on each Home Improvement Contract during the preceding month; (iii) the scheduled principal balance of each Home Improvement Contract that became liquidated during the preceding month; (iv) the scheduled principal balance of each Home Improvement Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement.

                       The Sub-Pool HI Senior Percentage will equal 100% if any of the following exist:

                       i)   the Payment Date is prior to April 2000 (month 36);
                       ii) the Class HI:B Principal Balance represents less than 14% of the Scheduled Principal Balance of Sub-Pool HI; and
                       iii) any Class HI:B Principal Distribution Test (see
                            below) is not satisfied.

                       Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1 INTEREST  After payment of the Class HI:A Distribution Amount, interest will be paid to the Class HI:M-1
                       Certificateholders in an amount equal to the product of
                       (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1 Principal Balance less the Class HI:M-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-1 Pass-Through Rate, to the extent legally permissible.

CLASS HI:M-1 PRINCIPAL Class HI:M-1 Certificateholders will not receive principal until the Class HI:A Principal Balance has been reduced to zero. At that time Class HI:M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 INTEREST  After payment of the Class HI:A and Class HI:M-1
                       Distribution Amounts, interest will be paid to the Class HI:M-2 Certificateholders in an amount equal to the product of (a) the Class HI:M-2 Pass-Through Rate and (b) the then outstanding Class HI:M-2 Principal Balance less the Class HI:M-2 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-2 Pass-Through Rate, to the extent legally permissible.

CLASS HI:M-2 PRINCIPAL Class HI:M-2 Certificateholders will not receive principal until the Class HI:A and Class HI:M-1 Principal Balances have been reduced to zero. At that time the Class HI:M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

CLASS HI:B-1 INTEREST  After payment of the Class HI:A, Class HI:M-1 and Class
                       HI:M-2 Distribution Amounts, interest will be paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass-Through Rate and (b) the then outstanding Class HI:B-1 Principal Balance less the Class HI:B-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-1 PRINCIPAL The Class HI:B-1 Certificateholders will not receive principal payments until the Class HI:B Cross-over Date. At that time, to the extent of the amount available after payment of the Class HI:A, and Class HI:M Distribution Amounts and Class HI:B-1 interest, the Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-1 Principal Balance has been reduced to zero.

                       The Class HI:B Percentage will equal 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and the Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B-2 INTEREST  After payment of the Class HI:A, Class HI:M-1, Class
                       HI:M-2 and Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-Through Rate and (b) the then outstanding Class HI:B-2 Principal Balance less the Class HI:B-2 Liquidation Loss Principal Amount. The Limited Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Sub-Pool HI Amount Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-2 PRINCIPAL The Class HI:B-2 Certificateholders will not receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

                       On each Payment Date, the amount which the Class HI:B-2 Certificateholders are entitled to receive pursuant to the Class HI:B-2 Limited Guaranty, is the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
 HI CONTRACTS:         If Net Liquidation Proceeds from Liquidated Contracts
                       in Sub-Pool HI in a collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2 Certificateholders, then the Class
                       HI:B-1 Certificateholders, then the Class HI:M-2
                       Certificateholders and then the Class HI:M-1
                       Certificateholders.

CLASS HI:B-2 LIMITED
GUARANTY To the extent that the Sub-Pool HI Amount Available is not sufficient, the Limited Guaranty will be available to pay the Class HI:B-2 Liquidation Loss Principal Amount and the Class HI:B-2 Distribution Amount. The Class HI:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HI:B PRINCIPAL
DISTRIBUTION TESTS:    (i)   the Sub-Pool HI Average Sixty-Day Delinquency Ratio
                             with respect to Sub-Pool HI as of given Payment
                             Date must not exceed 2.5%;

                       (ii) the Sub-Pool HI Average Thirty-Day Delinquency Ratio with respect to Sub-Pool HI as of given Payment Date must not exceed 5%;

                       (iii) the Sub-Pool HI Cumulative Realized Losses with
                             respect to Sub-Pool HI as of given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HI, depending on the year in which such Payment Date occurs;

                       (iv) the Sub-Pool HI Current Realized Loss Ratio with respect to Sub-Pool HI as of given Payment Date must not exceed 2.5%; and

                       (v) the Class HI:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal or greater than 14%.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:    Class HE:A:   14.00% subordination (Class HE:M-1, HE:M-2,
                                     HE:B-1, and HE:B-2)  & Residual (Class C)
                       Class HE:M-1: 8.50% subordination (Class HE:M-2, HE:B-1
                                     and HE:B-2) & Residual (Class C)
                       Class HE:M-2: 5.00% subordination (Class HE:B-1 and
                                     HE:B-2) & Residual (Class C)
                       Class HE:B-1: 1.50% subordination (Class HE:B-2) &
                                     Residual (Class C)
                       Class HE:B-2: Limited Guaranty plus Residual (Class C)

DISTRIBUTIONS:         The Sub-Pool HE Amount Available will generally consist
                       of payments made on or in respect of the Home Equity
                       Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder. The Home Equity Contracts include Adjustable Rate Mortgage Contracts.

                       The Sub-Pool HE Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M
                       Certificateholders, and then to the Class HE:B Certificateholders.

                       The rights of the floating rate Class HE:A-1 ARM Certificateholders are pari passu with the rights of the fixed rate Class HE:A-1, A-2, A-3, A-4, A-5 and A-6 Certificateholders to receive distributions on each Payment Date. Class HE:A Certificates are senior to Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to Class HE:B Certificates.

CLASS HE:A INTEREST    Interest will be paid concurrently on each Class of Class
                       HE:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance. The
                       Pass-Through Rate for each Class of Class HE:A
                       Certificates, other than the Class HE:A-1 ARM
                       Certificates, is a fixed rate. The Pass-Through Rate for the Class HE:A-1 ARM Certificates shall be a floating rate equal to the lesser of 1 month LIBOR plus the Pass-
                       Through Margin or the Available Funds Pass-Through Rate, but in no case more than 14.00%. The Pass-Through Margin will equal 0.___% per annum through the Payment Date on which the principal balance of the Home Equity and Home
                       Improvement Contracts is 10% or more of the principal balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through
                       Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage
                       Rates on the then outstanding Adjustable Rate Mortgage
                       Contracts. The Expense Adjusted Mortgage Rate on any
                       Adjustable Rate Mortgage Contract is equal to the then applicable Mortgage Rate thereon, minus the Expense Fee
                       Rate. The Expense Fee Rate is [Servicing Fee + Trustee
                       Fee]. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date.
                       Interest on each Class of Class HE:A Certificates other than the Class HE:A-1 ARM Certificates will be calculated on a 30/360 basis. Interest on the Class HE:A-1 ARM
                       Certificates will be calculated on an actual/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the applicable Class HE:A Pass-Through Rate, to the extent legally permissible.

CLASS HE:A PRINCIPAL   After payment of all interest distributable to the Class
                       HE:A Certificateholders, to the extent of funds available, Class HE:A-1 ARM Certificateholders are entitled to receive an amount equal to the Class HE:A-1
                       ARM Formula Principal Distribution Amount (as defined below) for such Payment Date, and the Class HE:A-1
                       Certificateholders are entitled to receive an amount equal to the Sub-Pool HE Senior Percentage of the Sub-
                       Pool HE Formula Principal Distribution Amount less the
                       Class HE:A-6 Lockout Distribution Amount for such Payment
                       Date. After the Principal Balance of the Class HE:A-1
                       Certificates has been reduced to zero, the Sub-Pool HE
                       Senior Percentage of the Sub-Pool HE Formula Principal
                       Distribution Amount less the Class HE:A-6 Lockout
                       Distribution Amount as defined below will be distributed first to the Class HE:A-2 Certificateholders until the Class HE:A-2 Principal Balance has been reduced to zero, then to the Class HE:A-3 Certificateholders until the Class HE:A-3 Principal Balance has been reduced to zero, then to the Class HE:A-4 Certificateholders until the Class HE:A-4 Principal Balance has been reduced to zero, and then to the Class HE:A-5 Certificateholders until the Class HE:A-5 Principal Balance has been reduced to zero.

                       The Class HE:A-6 Certificateholders are entitled to receive payment of the Class HE:A-6 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class HE:A-5 Certificate Principal Balance is zero, the Class HE:A-6 Certificateholders will be entitled to receive the Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class HE:A-5 Certificates on such Payment Date.

                       The "Class HE:A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class HE:A-1 ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class HE:A-1 ARM Principal Balance or (B) the sum of the following:
                       (i) all scheduled payments of principal due on each outstanding Adjustable Rate Mortgage Contract during the preceding month; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Mortgage Contract during the preceding month; (iii) the scheduled principal balance of each Adjustable Rate Mortgage Contract that became liquidated during the preceding month; (iv) the scheduled principal balance of each Adjustable Rate Mortgage Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE:A-1, A-2, A-3, A-4, A-5 and A-6 Certificates have been paid in full, the Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class HE:A-1, A-2, A-3, A-4, A-5 and A-6 Certificates on such Payment Date. Except for those adjustable rate mortgages which provide for a fixed rate of interest for the first 36 months thereof, all the adjustable rate mortgages included in the Pool are Adjustable Rate Mortgage Contracts.

                       The "Sub-Pool HE Formula Principal Distribution Amount" for each Payment Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the preceding month; (ii) all partial principal prepayments and principal prepayments in full received on each Home Equity Contract during the preceding month; (iii) the scheduled principal balance of each Home Equity Contract that became liquidated during the preceding month; (iv) the scheduled principal balance of each Home Equity Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement; minus (v) the Class HE:A-1 ARM Formula Principal Distribution Amount.

                       The "Class HE:A-6 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class HE:A-6 Lockout Percentage for such Payment Date and
                       (ii) the Class HE:A-6 Lockout Pro Rata Distribution Amount for such Payment Date.

                       The "Class HE:A-6 Lockout Percentage" for each Payment Date shall be as follows:

                           Payment Dates                  Lockout Percentage

                       April 1997-March 2000                       0%
                       April 2000-March 2002                      20%
                       April 2002-March 2003                      80%
                       April 2003-March 2004                     100%
                       April 2004 and thereafter                 300%

                       The "Class HE:A-6 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class HE:A-6 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class HE:A-1, Class HE:A-2, Class HE:A-3, Class HE:A-4, Class HE:A-5 and Class HE:A-6 Certificates immediately preceding such Payment Date, and (y) the Sub-Pool HE Formula Principal Distribution Amount.

                       The "Sub-Pool HE Senior Percentage" will equal 100% if any of the following exist:

                       i)   the Payment Date is prior to April 2000 (month 36);

                       ii) the Class HE:B Principal Balance represents less than 10.00% of the Scheduled Principal Balance of Sub-Pool HE; and

                       iii) any Class HE:B Principal Distribution Test (see
                            below) is not satisfied.

                       Otherwise, the Sub-Pool HE Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance (excluding the Class HE:A-1 ARM Principal Balance) and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date less the Scheduled Principal Balance of the Adjustable Rate Mortgage Contracts for the immediately preceding Payment Date.

CLASS HE:M-1 INTEREST  After payment of Class HE:A Distribution Amount, interest will be paid to the Class HE:M-1 Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1 Principal Balance less the Class HE:M-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-1 PRINCIPAL Class HE:M-1 Certificateholders will not receive principal until the Class HE:A Principal Balance has been reduced to zero. At that time Class HE:M-1 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-1 Principal Balance has been reduced to zero.

CLASS HE:M-2 INTEREST  After payment of Class HE:A and Class HE:M-1 Distribution
                       Amounts, interest will be paid to the Class HE:M-2 Certificateholders in an amount equal to the product of
                       (a) the Class HE:M-2 Pass-Through Rate and (b) the then outstanding Class HE:M-2 Principal Balance less the Class HE:M-2 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-2 PRINCIPAL Class HE:M-2 Certificateholders will not receive principal until the Class HE:A and Class HE:M-1 Principal Balances have been reduced to zero. At that time the Class HE:M-2 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

CLASS HE:B-1 INTEREST  After payment of Class HE:A, Class HE:M-1 and Class
                       HE:M-2 Distribution Amounts, interest will be paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1 Pass-Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance less the Class HE:B-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-1 PRINCIPAL The Class HE:B-1 Certificateholders will not receive principal payments until the Class HE:B Cross-over Date. At that time, to the extent of the amount available after payment of the Class HE:A and Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class HE:B-1 Principal Balance has been reduced to zero.

                       The Class HE:B Percentage will equal 100% minus the Sub-Pool HE Senior Percentage. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will equal 100%.

CLASS HE:B-2 INTEREST  After payment of Class HE:A, Class HE:M-1, Class HE:M-2 and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance less the Class HE:B-2 Liquidation Loss Principal Amount. The Limited Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Sub-Pool HE Amount Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-2 PRINCIPAL The Class HE:B-2 Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

                       On each Payment Date, the Class HE:B-2 Certificateholders are entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
 HE CONTRACTS:         If Net Liquidation Proceeds from Liquidated Contracts
                       in Sub-Pool HE in a collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2 Certificateholders, then the Class
                       HE:B-1 Certificateholders, then the Class HE:M-2
                       Certificateholders and then the Class HE:M-1
                       Certificateholders.

CLASS HE:B-2 LIMITED
 GUARANTY To the extent that the Sub-Pool HE Amount Available is not sufficient, the Limited Guaranty will be available to pay Class HE:B-2 Liquidation Loss Principal Amount and Class HE:B-2 Distribution Amount. The Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HE:B PRINCIPAL
DISTRIBUTION TESTS:    (i)   the Sub-Pool HE Average Sixty-Day Delinquency Ratio
                             with respect to Sub-Pool HE as of given Payment
                             Date must not exceed 2.5%;

                       (ii) the Sub-Pool HE Average Thirty-Day Delinquency Ratio with respect to Sub-Pool HE as of given Payment Date must not exceed 5%;

                       (iii) the Sub-Pool HE Cumulative Realized Losses with
                             respect to Sub-Pool HE as of given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HE, depending on the year in which such Payment Date occurs;

                       (iv) the Sub-Pool HE Current Realized Loss Ratio with respect to Sub-Pool HE as of given Payment Date must not exceed 2.0%; and

                       (v) the Class HE:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal or greater than 10.00%.

                           HOME IMPROVEMENT CONTRACTS

          The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.



                     THE HOME IMPROVEMENT CONTRACT SUB-POOL

               Number of Contracts in Sub-Pool:           5,064
               Wgt. Avg. Contract Rate:                  11.32%
               Range of Rates:                      7.99%-7.75%
               Wgt. Avg. Orig. Maturity:               202 mos.
               Wgt. Avg. Rem. Maturity:                201 mos.
               Avg. Rem Princ. Balance:              $16,839.11



                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                           HOME IMPROVEMENT CONTRACTS

                                           % of HI Contract                              % of HI Contract Sub-Pool
                          Number          Sub-Pool by Number      Aggregate Principal         by Outstanding
State                   of Contracts         of Contracts         Balance Outstanding        Principal Balance
-----                   ------------      ------------------      -------------------    -------------------------
CA                           470                 9.28%               $13,482,623.41              15.81%
NJ                           348                 6.87%                 6,601,745.68               7.74%
NY                           308                 6.08%                 5,840,878.16               6.85%
PA                           341                 6.73%                 5,435,015.51               6.37%
FL                           251                 4.96%                 4,602,637.26               5.40%
MI                           314                 6.20%                 4,567,140.17               5.36%
Other States*              3,032                59.88%                44,743,190.13              52.47%
                           -----               ------                --------------             ------
    Total                  5,064               100.00%               $85,273,230.32             100.00%
                           =====               ======                ==============             ======

-----------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.


               YEARS OF ORIGINATION OF HOME IMPROVEMENT CONTRACTS

                                                              % of HI Contract Sub-Pool
                        Number of     Aggregate Principal         by Outstanding
Year of Origination     Contracts     Balance Outstanding        Principal Balance
-------------------     ---------     -------------------     -------------------------
1995                          3         $   366,970.18                  0.43%
1996                      2,811          48,286,587.20                 56.63%
1997                      2,250          36,619,672.94                 42.94%
                          -----         --------------                ------
    Total                 5,064         $85,273,230.32                100.00%
                          =====         ==============                ======

           DISTRIBUTION OF ORIGINAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                    % of HI Contract Sub-Pool
Original HI Contract              Number of   Aggregate Principal         by Outstanding
Amount (in Dollars)               Contracts   Balance Outstanding       Principal Balance
--------------------              ---------   -------------------   -------------------------
Less than $10,000                   1,437       $10,170,988.29              11.93%
Between $10,000 - $19,999           2,200        31,737,057.78              37.21%
Between $20,000 - $29,999             918        22,033,125.68              25.83%
Between $30,000 - $39,999             285         9,658,525.73              11.33%
Between $40,000 - $49,999             131         5,704,652.17               6.69%
Between $50,000 - $59,999              55         2,853,885.13               3.35%
Between $60,000 - $69,999              13           834,195.72               0.98%
Between $70,000 - $79,999              16         1,198,451.43               1.41%
Between $80,000 - $89,999               3           253,503.34               0.30%
Between $90,000 - $99,999               0                 0.00               0.00%
Between $100,000 - $109,999             3           305,660.36               0.36%
Between $110,000 - $119,999             0                 0.00               0.00%
Between $120,000 - $129,999             0                 0.00               0.00%
Between $130,000 - $139,999             1           133,964.09               0.16%
Between $140,000 - $149,999             0                 0.00               0.00%
Between $150,000 - $159,999             0                 0.00               0.00%
Between $160,000 - $169,999             0                 0.00               0.00%
Between $170,000 - $179,999             0                 0.00               0.00%
Between $180,000 - $189,999             1           183,006.08               0.21%
Between $190,000 - $199,999             0                 0.00               0.00%
Between $200,000 - $249,999             1           206,214.52               0.24%
                                    -----       --------------             ------
    Total                           5,064       $85,273,230.32             100.00%
                                    =====       ==============             ======


                        HOME IMPROVEMENT CONTRACT RATES

                                                                  % of HI Contract Sub-Pool
Range of HI Contracts by          Number of  Aggregate Principal        by Outstanding
Contract Rate                     Contracts  Balance Outstanding       Principal Balance
------------------------          ---------  -------------------  -------------------------
From 0.00% - 9.00%                    65       $ 1,931,429.20                2.26%
From 9.01% - 10.00%                  714        16,934,709.72               19.86%
From 10.01% - 11.00%               1,259        26,222,413.78               30.75%
From 11.01% - 12.00%               1,446        24,834,744.59               29.12%
From 12.01% - 13.00%               1,128        11,170,182.83               13.10%
From 13.01% - 14.00%                 279         2,436,654.37                2.86%
From 14.01% - 15.00%                 110         1,278,162.28                1.50%
From 15.01% - 16.00%                  54           429,917.26                0.50%
From 16.01% - 17.00%                   8            30,701.29                0.04%
Over 17.00%                            1             4,315.00                0.01%
                                   -----       --------------              ------
    Total                          5,064       $85,273,230.32              100.00%
                                   =====       ==============              ======

           REMAINING MONTHS TO MATURITY OF HOME IMPROVEMENT CONTRACTS

                                                                    % of HI Contract Sub-Pool
                                  Number of   Aggregate Principal        by Outstanding
Months Remaining                  Contracts   Balance Outstanding      Principal Balance
----------------                  ---------   -------------------   -------------------------
Less than 31                           15       $    83,432.54               0.10%
31-60                                 429         3,312,454.99               3.88%
61-90                                 242         2,285,192.28               2.68%
91-120                              1,545        19,015,417.54              22.30%
121-150                                43           565,708.91               0.66%
151-180                             1,275        22,608,252.73              26.51%
181-210                                 6           107,961.59               0.13%
211-240                               604        12,636,432.79              14.82%
241-270                                 1             6,545.61               0.01%
271-300                               904        24,651,831.34              28.91%
301-330                                 0                 0.00               0.00%
331-360                                 0                 0.00               0.00%
                                    -----       --------------             ------
    Total                           5,064       $85,273,230.32             100.00%
                                    =====       ==============             ======

                  LIEN POSITION OF HOME IMPROVEMENT CONTRACTS

                                      % of HI Contract                            % of HI Contract Sub-Pool
                        Number       Sub-Pool by Number    Aggregate Principal          by Outstanding
                     of Contracts       of Contracts       Balance Outstanding        Principal Balance
                     ------------  -------------------     -------------------    --------------------------
First                     339                6.69%             $ 5,424,072.62               6.36%
Second                  3,897               76.96%              67,415,138.65              79.06%
Third                     824               16.27%              12,373,700.22              14.51%
Fourth                      4                0.08%                  60,318.83               0.07%
                        -----              ------              --------------             ------
    Total               5,064              100.00%             $85,273,230.32             100.00%
                        =====              ======              ==============             ======

                             HOME EQUITY CONTRACTS

          The Home Equity Contracts comprising Sub-Pool HE consist of closed-end fixed rate home equity loans and adjustable rate mortgage loans. The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

                       THE HOME EQUITY CONTRACT SUB-POOL
                                FIXED RATE LOANS

                LEVEL PAY                                               BALLOONS
Number of Contracts in pool:             5,334      Number of Contracts in pool:            2,024
Wgt. Avg. Contract Rate:                 12.15%     Wgt. Avg. Contract Rate:               12.29%
Range of Rates:                  6.63% - 21.34%     Range of Rates:                8.35% - 19.60%
Wgt. Avg. Orig. Maturity:              237 mos.     Wgt. Avg. Orig. Maturity:            179 mos.
Wgt. Avg. Rem. Maturity:               235 mos.     Wgt. Avg. Rem. Maturity:             178 mos.
Avg. Rem Princ. Balance:             $43,610.52     Avg. Rem Princ. Balance:           $65,059.44
Wgt. Avg. CLTV:                          84.82%     Wgt. Avg. CLTV:                        83.88%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                        FIXED RATE HOME EQUITY CONTRACTS

                                       % of HE Contract                            % of HE Contract Sub-Pool
                        Number        Sub-Pool by Number    Aggregate Principal          by Outstanding
State                of Contracts         of Contracts      Balance Outstanding        Principal Balance
-----                ------------     ------------------    -------------------    -------------------------
NC                        639                 8.68%            $ 33,456,414.59               9.18%
GA                        627                 8.52%              31,651,310.23               8.69%
FL                        636                 8.64%              30,036,628.27               8.25%
IL                        474                 6.44%              22,432,868.50               6.16%
MD                        388                 5.27%              22,418,195.25               6.15%
OH                        422                 5.74%              21,664,892.63               5.95%
SC                        418                 5.68%              19,683,851.14               5.40%
PA                        380                 5.16%              19,527,755.38               5.36%
MI                        347                 4.72%              18,586,052.93               5.10%
VA                        344                 4.68%              18,540,853.30               5.09%
AL                        387                 5.26%              18,330,305.24               5.03%
Other States*           2,296                31.21%             107,969,675.59              29.64%
                        -----               ------             ---------------             ------
    Total               7,358               100.00%            $364,298,803.05             100.00%
                        =====               ======             ===============             ======

* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.


            YEARS OF ORIGINATION OF FIXED RATE HOME EQUITY CONTRACTS

                                                              % of HE Contract Sub-Pool
                           Number of    Aggregate Principal        by Outstanding
Year of Origination        Contracts    Balance Outstanding      Principal Balance
-------------------        ---------    -------------------   -------------------------
1993                             1       $     20,606.75               0.01%
1994                             4            516,070.30               0.14%
1995                             7            214,463.21               0.04%
1996                         3,599        174,715,588.54              47.97%
1997                         3,747        188,832,074.25              51.84%
                             -----       ---------------             ------
    Total                    7,358       $364,298,803.05             100.00%
                             =====       ===============             ======

        DISTRIBUTION OF ORIGINAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                  % of HE Contract Sub-Pool
Original HE Contract             Number of  Aggregate Principal        by Outstanding
Amount (in Dollars)              Contracts  Balance Outstanding      Principal Balance
--------------------             ---------  -------------------   -------------------------
Less than $10,000                    108      $    711,230.39               0.20%
Between $10,000 - $19,999          1,144        16,929,969.47               4.65%
Between $20,000 - $29,999          1,329        32,436,335.04               8.90%
Between $30,000 - $39,999          1,087        37,484,416.21              10.29%
Between $40,000 - $49,999            915        40,762,004.73              11.18%
Between $50,000 - $59,999            731        39,799,673.13              10.93%
Between $60,000 - $69,999            567        36,551,970.53              10.03%
Between $70,000 - $79,999            375        27,954,935.70               7.67%
Between $80,000 - $89,999            283        23,836,870.27               6.54%
Between $90,000 - $99,999            200        18,859,063.24               5.18%
Between $100,000 - $109,999          140        14,690,622.84               4.03%
Between $110,000 - $119,999           97        11,102,010.90               3.05%
Between $120,000 - $129,999           76         9,498,958.06               2.61%
Between $130,000 - $139,999           63         8,421,640.21               2.31%
Between $140,000 - $149,999           46         6,642,605.55               1.82%
Between $150,000 - $159,999           31         4,792,154.69               1.32%
Between $160,000 - $169,999           38         6,212,331.80               1.71%
Between $170,000 - $179,999           32         5,583,457.27               1.53%
Between $180,000 - $189,999           20         3,663,252.70               1.01%
Between $190,000 - $199,999           15         2,924,212.74               0.80%
Between $200,000 - $249,999           34         7,487,250.18               2.06%
Between $250,000 - $299,999           15         3,978,937.88               1.09%
Between $300,000 - $349,999           11         3,494,508.24               0.96%
Between $350,000 - $399,999            0                 0.00               0.00%
Between $400,000 - $449,999            0                 0.00               0.00%
Between $450,000 - $499,999            0                 0.00               0.00%
Between $500,000 - $549,999            0                 0.00               0.00%
Between $550,000 - $599,999            1           480,391.28               0.13%
Over    $600,000                       0                 0.00               0.00%
                                   -----      ---------------             ------
    Total                          7,358      $364,298,803.05             100.00%
                                   =====      ===============             ======

                     FIXED RATE HOME EQUITY CONTRACT RATES

                                                                 % of HE Contract Sub-Pool
Range of HE Contracts           Number of  Aggregate Principal        by Outstanding
by Contract Rate                Contracts  Balance Outstanding      Principal Balance
---------------------           ---------  -------------------   -------------------------
From 0.00% -  9.00%                  45      $  4,065,145.96               1.12%
From 9.01% - 10.00%                 300        24,243,961.58               6.65%
From 10.01% - 11.00%                825        61,733,286.21              16.95%
From 11.01% - 12.00%              1,321        80,369,340.68              22.06%
From 12.01% - 13.00%              2,077       101,020,896.08              27.73%
From 13.01% - 14.00%              1,549        61,546,057.47              16.89%
From 14.01% - 15.00%                576        17,498,607.63               4.80%
From 15.01% - 16.00%                386         8,944,110.77               2.46%
From 16.01% - 17.00%                206         3,854,983,39               1.06%
Over 17.01%                          73         1,022,413.28               0.28%
                                  -----      ---------------             ------
    Total                         7,358      $364,298,803.05             100.00%
                                  =====      ===============             ======

        REMAINING MONTHS TO MATURITY OF FIXED RATE HOME EQUITY CONTRACTS

                                                                 % of HE Contract Sub-Pool
                             Number of     Aggregate Principal         by Outstanding
Months Remaining             Contracts     Balance Outstanding       Principal Balance
----------------             ---------     -------------------   -------------------------
Less than 15                       1      $      1,628.12                  *
15-30                              6           294,725.08                0.08%
31-45                              9           194,736.97                0.05%
46-60                            127         2,208,206.52                0.61%
61-75                             18           415,062.71                0.11%
76-90                             49         1,230,398.45                0.34%
91-105                            36         1,063,666.23                0.29%
106-120                          494        12,927,801.90                3.55%
121-135                            9           374,608.51                0.10%
136-150                           26         1,351,490.77                0.37%
151-165                            5           148,420.81                0.04%
166-180                        4,150       204,971,513.56               56.27%
181-195                           11           528,126.47                0.14%
196-210                            7           347,973.16                0.10%
211-225                            1           101,300.00                0.03%
226-240                        1,700        82,916,597.44               22.77%
241-255                            0                 0.00                0.00%
256-270                            1             9,996.13                  *
271-285                            0                 0.00                0.00%
286-300                          115         8,090,844.51                2.22%
301-315                            0                 0.00                0.00%
316-330                            0                 0.00                0.00%
331-345                            1            89,775.00                0.02%
346-360                          592        47,031,930.71               12.91%
Over 360                           0                 0.00                0.00%
                               -----      ---------------              ------
    Total                      7,358      $364,298,803.05              100.00%
                               =====      ===============              ======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.

               LIEN POSITION OF FIXED RATE HOME EQUITY CONTRACTS

                                        % of HE Contract                              % of HE Contract Sub-Pool
                          Number       Sub-Pool by Number    Aggregate Principal            by Outstanding
                       of Contracts       of Contracts       Balance Outstanding          Principal Balance
                       ------------    ------------------    -----------------------  -------------------------
First                     4,313               58.61%            $280,679,327.04               77.05%
Second                    2,965               40.30%              82,331,013.54               22.60%
Third or Lower               80                1.09%               1,288,462.47                0.35%
                          -----              ------             ---------------              ------
   Total                  7,358              100.00%            $364,298,803.05              100.00%
                          =====              ======             ===============              ======

        ORIGINAL LOAN-TO-VALUE RATIO OF FIXED RATE HOME EQUITY CONTRACTS

                                                                             % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal        by Outstanding
Loan-to-Value Ratio                    Contracts       Balance Outstanding      Principal Balance
--------------------------------  -------------------  -------------------   -------------------------
From   0.00% - 10.00%                             254      $  3,496,364.22               0.96%
From 10.01% - 20.00%                            1,310        28,713,925.56               7.88%
From 20.01% - 30.00%                              921        27,390,249.18               7.52%
From 30.01% - 40.00%                              446        16,207,567.95               4.45%
From 40.01% - 50.00%                              195         8,403,885.71               2.31%
From 50.01% - 60.00%                              190         8,303,150.72               2.28%
From 60.01% - 70.00%                              403        19,547,922.61               5.37%
From 70.01% - 80.00%                            1,260        72,492,623.42              19.90%
From 80.01% - 90.00%                            1,725       124,273,910.40              34.10%
Over 90.00%                                       654        55,469,203.28              15.23%
                                                -----      ---------------             ------
                   Total                        7,358      $364,298,803.05             100.00%
                                                =====      ===============             ======



        COMBINED LOAN-TO-VALUE RATIO OF FIXED RATE HOME EQUITY CONTRACTS

                                                                             % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal         by Outstanding
Loan-to-Value Ratio(1)                 Contracts       Balance Outstanding       Principal Balance
--------------------------------  -------------------  -------------------    ------------------------
Less than 61%                                     463      $ 15,967,194.19               4.38%
61% - 65%                                         158         6,517,866.30               1.79%
66% - 70%                                         299        13,779,018.91               3.78%
71% - 75%                                         554        27,767,990.97               7.62%
76% - 80%                                         942        52,354,356.35              14.37%
81% - 85%                                         955        49,466,501.73              13.58%
86% - 90%                                       1,917       107,288,788.83              29.46%
91% - 95%                                       1,509        73,739,155.77              20.24%
Over 95%                                          561        17,417,930.00               4.78%
                                                -----      ---------------             ------
                   Total                        7,358      $364,298,803.05             100.00%
                                                -----      ---------------             ------


                       THE HOME EQUITY CONTRACT SUB-POOL
                                   ARM LOANS


               Number of Contracts in pool:               582
               Wgt. Avg. Contract Rate:                 9.45%
               Range of Rates:                 6.88% - 12.80%
               Wgt. Avg. Orig. Maturity:             357 mos.
               Wgt. Avg. Rem. Maturity:              355 mos.
               Avg. Rem Princ. Balance:           $119,969.43
               Wgt. Avg. CLTV:                         82.22%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                           ARM HOME EQUITY CONTRACTS

                                                   % of HE Contract                             % of HE Contract Sub-Pool
                                  Number          Sub-Pool by Number    Aggregate Principal          by Outstanding
State                          of Contracts         of Contracts         Balance Outstanding        Principal Balance
--------------------------  ------------------  --------------------  ------------------------- -------------------------
CA                                          58                 9.97%             $10,202,904.84              14.61%
GA                                          33                 5.67%               3,949,171.15               5.66%
VA                                          21                 3.61%               3,819,581.56               5.47%
MI                                          43                 7.39%               3,734,546.09               5.35%
AZ                                          33                 5.67%               3,613,377.85               5.18%
Other States*                              394                67.69%              44,502,624.22              63.73%
                                           ---               ------              --------------             ------
                   Total                   582               100.00%             $69,822,205.71             100.00%
                                           ===               ======              ==============             ======

----------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.



               YEARS OF ORIGINATION OF ARM HOME EQUITY CONTRACTS

                                                                             % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal        by Outstanding
Year of Origination                    Contracts       Balance Outstanding       Principal Balance
--------------------------------  -------------------  -------------------       ------------------
1996                                              372       $45,538,664.83              65.22%
1997                                              210        24,283,540.88              34.78%
                                                  ---       --------------             ------
                     Total                        582       $69,822,205.71             100.00%
                                                  ===       ==============             ======


                         ARM HOME EQUITY CONTRACT RATES

                                                                   % of HE Contract Sub-Pool
Range of HE Contracts             Number of  Aggregate Principal        by Outstanding
by Contract Rate                  Contracts  Balance Outstanding       Principal Balance
--------------------------------  ---------  -------------------  --------------------------
From 0.00% -  9.00%                     215       $28,802,908.58              41.25%
From 9.01% - 10.00%                     163        18,883,906.37              27.05%
From 10.01% - 11.00%                    138        15,056,464.97              21.56%
From 11.01% - 12.00%                     63         6,906,249.04               9.89%
From 12.01% - 13.00%                      3           172,676.75               0.25%
Over 13.00%                               0                 0.00               0.00%
                                        ---       --------------             ------
                       Total            582       $69,822,205.71             100.00%
                                        ===       ==============             ======

           DISTRIBUTION OF ORIGINAL ARM HOME EQUITY CONTRACT AMOUNTS

                                                                   % of HE Contract Sub-Pool
Original HE Contract              Number of  Aggregate Principal         by Outstanding
Amount (in Dollars)               Contracts  Balance Outstanding       Principal Balance
--------------------------------  ---------  -------------------  -------------------------
Less than $10,000                         0       $         0.00               0.00%
Between $10,000 - $19,999                 1            16,655.87               0.02%
Between $20,000 - $29,999                12           293,163.60               0.42%
Between $30,000 - $39,999                17           595,898.33               0.85%
Between $40,000 - $49,999                26         1,163,397.15               1.67%
Between $50,000 - $59,999                39         2,148,103.63               3.08%
Between $60,000 - $69,999                45         2,936,163.00               4.21%
Between $70,000 - $79,999                41         3,069,441.52               4.40%
Between $80,000 - $89,999                44         3,699,025.60               5.30%
Between $90,000 - $99,999                47         4,436,840.52               6.36%
Between $100,000 - $109,999              42         4,402,019.40               6.30%
Between $110,000 - $119,999              38         4,346,357.57               6.22%
Between $120,000 - $129,999              30         3,714,619.36               5.32%
Between $130,000 - $139,999              31         4,169,694.95               5.97%
Between $140,000 - $149,999              18         2,599,006.89               3.72%
Between $150,000 - $159,999              19         2,941,725.70               4.21%
Between $160,000 - $169,999              22         3,592,106.54               5.14%
Between $170,000 - $179,999              18         3,150,246.51               4.51%
Between $180,000 - $189,999              15         2,779,240.78               3.98%
Between $190,000 - $199,999              10         1,932,719.42               2.77%
Between $200,000 - $249,999              31         6,915,625.46               9.91%
Between $250,000 - $299,999              22         5,969,814.33               8.56%
Between $300,000 - $349,999               9         2,830,691.88               4.05%
Between $350,000 - $399,999               1           384,699.66               0.55%
Between $400,000 - $449,999               3         1,252,566.14               1.79%
Between $450,000 - $499,999               1           482,381.90               0.69%
Over       $500,000                       0                 0.00               0.00%
                                        ---       --------------             ------
                        Total           582       $69,822,205.71             100.00%
                                        ===       ==============             ======



                   LIEN POSITION OF ARM HOME EQUITY CONTRACTS

                                               % of HE Contract                              % of HE Contract Sub-Pool
                                 Number       Sub-Pool by Number      Aggregate Principal          by Outstanding
                              of Contracts       of Contracts         Balance Outstanding        Principal Balance
                            ----------------  -------------------  -------------------------  ------------------------
First                                    582              100.00%             $69,822,205.71             100.00%
Second                                     0                0.00%                       0.00               0.00%
Third or Lower                             0                0.00%                       0.00               0.00%
                                         ---              ------              --------------             ------
                   Total                 582              100.00%             $69,822,205.71             100.00%
                                         ===              ======              ==============             ======

           REMAINING MONTHS TO MATURITY OF ARM HOME EQUITY CONTRACTS

                                                                              % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal         by Outstanding
Months Remaining                       Contracts       Balance Outstanding       Principal Balance
------------------                -------------------  -------------------       ------------------
Less than 105                                       0       $         0.00               0.00%
106-120                                             1            93,100.00               0.13%
121-135                                             0                 0.00               0.00%
136-150                                             0                 0.00               0.00%
151-165                                             0                 0.00               0.00%
166-180                                            16           914,648.01               1.31%
181-195                                             0                 0.00               0.00%
196-210                                             0                 0.00               0.00%
211-225                                             0                 0.00               0.00%
226-240                                             0                 0.00               0.00%
241-255                                             0                 0.00               0.00%
256-270                                             0                 0.00               0.00%
271-285                                             0                 0.00               0.00%
286-300                                             0                 0.00               0.00%
301-315                                             0                 0.00               0.00%
316-330                                             0                 0.00               0.00%
331-345                                             0                 0.00               0.00%
346-360                                           565        68,814,457.70              98.56%
Over 360                                            0                 0.00               0.00%
                                                  ---       --------------             ------
     Total                                        582       $69,822,205.71             100.00%
                                                  ===       ==============             ======


         ORIGINAL LOAN-TO-VALUE RATIO OF ARM RATE HOME EQUITY CONTRACTS

                                                                              % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal          by Outstanding
Loan-to-Value Ratio                    Contracts       Balance Outstanding        Principal Balance
------------------------          -------------------  -------------------        ------------------
From   0.00% - 10.00%                               0       $         0.00               0.00%
From 10.01% - 20.00%                                1            16,655.87               0.02%
From 20.01% - 30.00%                                4           167,352.29               0.24%
From 30.01% - 40.00%                                3           189,785.37               0.27%
From 40.01% - 50.00%                                7           450,656.65               0.65%
From 50.01% - 60.00%                               23         2,816,011.90               4.03%
From 60.01% - 70.00%                               64         7,160,388.28              10.26%
From 70.01% - 80.00%                              142        16,964,515.46              24.30%
From 80.01% - 90.00%                              305        37,783,818.20              54.11%
Over 90.01%                                        33         4,273,021.69               6.12%
                                                  ---       --------------             ------
    Total                                         582       $69,822,205.71             100.00%
                                                  ===       ==============             ======


           COMBINED LOAN-TO-VALUE RATIO OF ARM HOME EQUITY CONTRACTS

                                                                               % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal          by Outstanding
Loan-to-Value Ratio                    Contracts       Balance Outstanding        Principal Balance
---------------------             -------------------  -------------------        ------------------
Less than 61%                                      39       $ 3,692,462.08               5.29%
61% - 65%                                          21         1,588,454.46               2.27%
66% - 70%                                          43         5,693,325.90               8.15%
71% - 75%                                          67         8,056,864.31              11.54%
76% - 80%                                          75         8,878,601.06              12.72%
81% - 85%                                          80         9,045,459.95              12.95%
86% - 90%                                         225        28,785,165.87              41.23%
91% - 95%                                          11         1,268,386.28               1.82%
Over 95%                                           21         2,813,485.80               4.03%
                                                  ---       --------------             ------
      Total                                       582       $69,822,205.71             100.00%
                                                  ===       ==============             ======



          MONTH OF NEXT LIBOR ADJUSTMENT FOR ARM HOME EQUITY CONTRACTS

                                                                              % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal          by Outstanding
Month (for 6 Mo LIBOR)                 Contracts       Balance Outstanding        Principal Balance
-----------------------           -------------------  -------------------        ------------------
May 1997                                            1       $    80,794.02               0.12%
June 1997                                          77         9,640,758.03              13.81%
July 1997                                         119        14,530,649.24              20.81%
August 1997                                       139        16,461,523.31              23.57%
September 1997                                    169        20,239,498.58              28.98%
October 1997                                       52         5,631,708.33               8.07%
November 1997                                      18         2,448,500.17               3.51%
December 1997                                       1           143,842.48               0.21%
January 1998                                        0                 0.00               0.00%
February 1998                                       1           107,687.39               0.15%
February 1999                                       2           306,072.77               0.44%
March 1999                                          1            69,671.39               0.10%
April 1999                                          1            53,500.00               0.08%
May 1999                                            1           108,000.00               0.15%
                                                  ---       --------------             ------
      Total                                       582       $69,822,205.71             100.00%
                                                  ===       ==============             ======

                   GROSS MARGIN FOR ARM HOME EQUITY CONTRACTS

                                                                              % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal          by Outstanding
Margin (for 6 Mo LIBOR)                Contracts       Balance Outstanding        Principal Balance
-------------------------         -------------------  -------------------        ------------------
Less than 3.750%                                    1       $    89,779.58               0.13%
3.750%- 3.999%                                      0                 0.00               0.00%
4.000%- 4.249%                                      0                 0.00               0.00%
4.250%- 4.499%                                      2           102,500.00               0.15%
4.500%- 4.749%                                      3           321,409.94               0.46%
4.750%- 4.999%                                      5           617,781.09               0.88%
5.000%- 5.249%                                     28         3,243,399.09               4.65%
5.250%- 5.499%                                    121        15,901,126.35              22.77%
5.500%- 5.749%                                     80        11,390,596.58              16.31%
5.750%- 5.999%                                    165        20,279,252.25              29.04%
6.000%- 6.249%                                     52         7,128,592.61              10.21%
6.250%- 6.499%                                     40         3,377,775.68               4.84%
6.500%- 6.749%                                     26         2,312,846.04               3.31%
6.750%- 6.999%                                     10           710,239.73               1.02%
7.000%- 7.249%                                     23         2,198,937.53               3.15%
7.250%- 7.499%                                      6           440,200.48               0.63%
7.500%- 7.749%                                      1           307,881.50               0.44%
7.750%- 7.999%                                     12           874,133.79               1.25%
8.000%- 8.249%                                      3           158,445.15               0.23%
8.250%- 8.499%                                      2           126,029.47               0.18%
8.500%- 8.749%                                      1           150,446.33               0.22%
Over 8.749%                                         1            90,832.52               0.13%
                                                  ---       --------------             ------
      Total                                       582       $69,822,205.71             100.00%
                                                  ===       ==============             ======

              MAXIMUM MORTGAGE RATES FOR ARM HOME EQUITY CONTRACTS

                                                                             % of HE Contract Sub-Pool
                                       Number of       Aggregate Principal         by Outstanding
Max. Rate (for 6 Mo LIBOR)             Contracts       Balance Outstanding        Principal Balance
--------------------------------  -------------------  -------------------   -------------------------
Less than 13.25%                                    1       $   175,872.08               0.25%
13.250%- 13.499%                                    1           163,546.19               0.23%
13.500%- 13.749%                                    1           154,659.59               0.22%
13.750%- 13.999%                                    8         1,042,214.10               1.49%
14.000%- 14.249%                                    7         1,050,657.52               1.50%
14.250%- 14.499%                                   19         2,932,936.96               4.20%
14.500%- 14.749%                                   39         5,130,450.14               7.35%
14.750%- 14.999%                                   32         3,920,454.55               5.61%
15.000%- 15.249%                                   29         3,937,865.52               5.64%
15.250%- 15.499%                                   39         5,551,523.92               7.95%
15.500%- 15.749%                                   66         8,126,233.42              11.65%
15.750%- 15.999%                                   65         8,344,771.07              11.96%
16.000%- 16.249%                                   43         4,674,915.05               6.70%
16.250%- 16.499%                                   64         6,333,981.87               9.07%
16.500%- 16.749%                                   38         4,023,383.21               5.76%
16.750%- 16.999%                                   37         4,194,524.36               6.01%
17.000%- 17.249%                                   28         3,004,375.44               4.30%
17.250%- 17.499%                                   16         1,997,274.52               2.86%
17.500%- 17.749%                                   22         2,681,727.96               3.84%
17.750%- 17.999%                                   17         1,557,996.45               2.23%
18.000%- 18.249%                                    2           119,857.70               0.17%
18.250%- 18.499%                                    3           280,385.71               0.40%
18.500%- 18.749%                                    2            94,765.97               0.14%
18.750%- 18.999%                                    2           259,115.95               0.37%
Over 18.999%                                        1            68,716.46               0.10%
                                                  ---       --------------             ------
                        Total                     582       $69,822,205.71             100.00%
                                                  ===       ==============             ======


              MINIMUM MORTGAGE RATE FOR ARM HOME EQUITY CONTRACTS

                                                                            % of HE Contract Sub-Pool
                                      Number of        Aggregate Principal       by Outstanding
Min Rate (for 6 Mo LIBOR)             Contracts        Balance Outstanding      Principal Balance
--------------------------------  -------------------  -------------------  -------------------------
5.250%- 5.499%                                      1       $    74,785.49               0.11%
5.500%- 5.749%                                      3           270,163.49               0.39%
5.750%- 5.999%                                      4           445,716.21               0.64%
6.000%- 6.249%                                      5           344,068.04               0.49%
6.250%- 6.499%                                      5           312,645.63               0.45%
6.500%- 6.749%                                      3           254,913.40               0.37%
6.750%- 6.999%                                      1           112,909.41               0.16%
7.000%- 7.249%                                      6         1,046,110.01               1.50%
7.250%- 7.499%                                     11         1,897,573.81               2.72%
7.500%- 7.749%                                     14         1,911,529.00               2.74%
7.750%- 7.999%                                     25         2,953,586.03               4.23%
8.000%- 8.249%                                     19         2,018,724.13               2.89%
8.250%- 8.499%                                     34         5,386,612.54               7.71%
8.500%- 8.749%                                     46         6,083,171.97               8.71%
8.750%- 8.999%                                     42         5,399,594.55               7.73%
9.000%- 9.249%                                     31         4,300,421.58               6.16%
9.250%- 9.499%                                     29         2,525,215.44               3.62%
9.500%- 9.749%                                     57         7,013,529.93              10.04%
9.750%- 9.999%                                     42         5,553,322.27               7.95%
10.000%- 10.249%                                   36         3,773,502.42               5.40%
10.250%- 10.499%                                   50         5,545,977.58               7.94%
10.500%- 10.749%                                   21         2,140,676.95               3.07%
10.750%- 10.999%                                   33         3,463,127.43               4.96%
11.000%- 11.249%                                   17         1,891,687.80               2.71%
11.250%- 11.499%                                   11         1,275,785.93               1.83%
11.500%- 11.749%                                   20         2,255,484.60               3.23%
11.750%- 11.999%                                   13         1,376,876.86               1.97%
12.000%- 12.249%                                    1            68,716.46               0.10%
12.250%- 12.499%                                    1            59,276.75               0.08%
12.500%- 12.749%                                    1           66,500.000               0.10%
                                                  ---       --------------             ------
                        Total                     582       $69,822,205.71             100.00%
                                                  ===       ==============             ======

                          CPR PREPAYMENT SENSITIVITIES
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                 12% CPR      13.5% CPR      15% CPR      16.5% CPR      18% CPR
               WAL/Maturity  WAL/Maturity  WAL/Maturity  WAL/Maturity  WAL/Maturity
               ------------  ------------  ------------  ------------  ------------
To Call
A-1             1.21/ 10/99   1.10/ 07/99   1.01/ 05/99   0.92/ 03/99   0.85/ 01/99
A-2             3.59/ 01/02   3.28/ 08/01   3.01/ 04/01   2.77/ 12/00   2.57/ 09/00
A-3             6.84/ 11/06   6.36/ 01/06   5.91/ 07/05   5.51/ 01/05   5.14/ 08/04
M-1            10.92/ 08/08   9.96/ 07/07   9.14/ 08/06   8.48/ 11/05   7.88/ 03/05
M-2            11.38/ 08/08  10.30/ 07/07   9.38/ 08/06   8.63/ 11/05   7.97/ 03/05
B-1             6.40/ 08/06   5.88/ 11/05   5.51/ 05/05   5.15/ 12/04   4.80/ 06/04
B-2            11.03/ 08/08  10.01/ 07/07   9.19/ 08/06   8.51/ 11/05   7.89/ 03/05

To Maturity
M-1            11.50/ 01/11  10.66/ 03/10   9.90/ 05/09   9.24/ 08/08   8.67/ 11/07
M-2            17.17/ 02/22  16.25/ 02/22  15.36/ 02/22  14.53/ 02/22  13.75/ 02/22
B-2            13.49/ 02/22  12.57/ 02/22  11.83/ 02/22  11.14/ 02/22  10.48/ 02/22


                          CPR PREPAYMENT SENSITIVITIES
                     FOR HOME EQUITY CONTRACT CERTIFICATES

               80% of Base*  90% of Base*  100% of Base*  110% of Base*  120% of Base*
               WAL/Maturity  WAL/Maturity  WAL/Maturity   WAL/Maturity   WAL/Maturity
               ------------  ------------  -------------  -------------  -------------
To Call
A-1 ARM         4.02/ 07/08   3.56/ 06/07    3.18/ 07/06    2.86/ 09/05    2.59/ 12/04
A-1             0.57/ 03/98   0.53/ 02/98    0.50/ 02/98    0.47/ 01/98    0.44/ 12/97
A-2             1.21/ 09/98   1.12/ 08/98    1.04/ 06/98    0.98/ 05/98    0.92/ 04/98
A-3             2.42/ 10/00   2.19/ 05/00    2.00/ 02/00    1.85/ 11/99    1.71/ 09/99
A-4             3.91/ 08/01   3.50/ 02/01    3.16/ 09/00    2.87/ 05/00    2.65/ 02/00
A-5             6.86/ 12/07   5.84/ 12/06    5.01/ 01/06    4.30/ 04/05    3.79/ 03/02
A-6             6.73/ 10/07   6.52/ 10/06    6.31/ 11/05    6.07/ 03/05    5.71/ 08/04
M-1            11.38/ 08/08  10.30/ 07/07    9.38/ 08/06    8.63/ 11/05    7.95/ 03/05
M-2            11.38/ 08/08  10.30/ 07/07    9.38/ 08/06    8.63/ 11/05    7.97/ 03/05
B-1             6.24/ 11/06   5.59/ 12/05    5.05/ 02/05    4.79/ 08/04    4.64/ 04/04
B-2            11.11/ 08/08  10.04/ 07/07    9.13/ 08/06    8.45/ 11/05    7.85/ 03/05

To Maturity
A-6             6.73/ 10/07   6.52/ 10/06    6.31/ 11/05    6.07/ 03/05    5.71/ 08/04
M-1            12.79/ 12/11  11.63/ 09/10   10.60/ 08/09    9.68/ 08/08    8.88/ 09/07
M-2            15.86/ 01/27  15.24/ 01/27   14.48/ 01/27   13.65/ 01/27   12.80/ 01/27
B-2            15.66/ 01/27  14.22/ 01/27   13.01/ 01/27   12.13/ 01/27   11.41/ 01/27

---------------------
* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%. For the ARM Home Equity Contracts, 100% Base assumes 25% CPR.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only.
This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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